UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 14, 2004
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Charter, State of Incorporation, Address of Principal Executive Office and Telephone Number	IRS Employer Identification Number
1-5540	PEOPLES ENERGY CORPORATION	36-264766

(Illinois Corporations)

130 East Randolph Drive, 24th Floor
Chicago, Illinois 60601-6207
Telephone (312) 240-4000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and
Item 7.01 Regulation FD Disclosure

The following information is being furnished pursuant to Item 2.02 and Item 7.01.

On December 14, 2004, Peoples Energy Corporation (the "Company") issued a press release announcing revised financial results that reflect an adjustment resulting from certain reconciliation items identified as part of its year-end financial reporting and audit process.

A copy of the press release is attached as Exhibit 99 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

December 14, 2004	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99	Press release issued December 14, 2004.